SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003

                               GOLD STANDARD, INC.
                               -------------------
             (Exact name of Registrant as specified in its Charter)


         Utah                           001-08397               87-0302579
 -------------------------------      --------------     ----------------------
 (State or other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)        File No.)           Identification No.)


           136 South Main Street, Ste 712, Salt Lake City, Utah 84101
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (801) 328-4452

                                 Not applicable.
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  Other Events

         On April 17, 2003, the Board of Directors of Gold Standard, Inc. approved an "8 for 1" forward stock split for the company's common stock. The stock split will become effective at the end of business on May 1, 2003. The NASDAQ Stock Market gave clearance for the stock split on April 30, 2003 and assigned "GSDD" as the new OTCBB symbol for the company's common stock following the split.

         The Exhibit 99.1 attached to this Report (and incorporated herein by this reference) is the form of letter to be mailed by Gold Standard to its shareholders of record at the time of the stock split, which letter explains further details of the stock split.

ITEM 7.  Financial Statement, Pro Forma Financial Information and Exhibits

(c)      Exhibits

                  Exhibit 99.1   - Letter to Shareholders Regarding Stock Split


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REGISTRANT:

                                      GOLD STANDARD, INC.


Date: April 30, 2003                  By:/s/ SCOTT L. SMITH
                                         ---------------------------------------
                                         Scott L. Smith
                                         President and Chief Financial Officer